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Exhibit 32

SECTION 1350 CERTIFICATION

        In connection with the Quarterly Report of Georgia Gulf Corporation (the "Company") on Form 10-Q/A for the quarter ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul D. Carrico, certify, to the best of my knowledge pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PAUL D. CARRICO Paul D. Carrico President and Chief Executive Officer November 19, 2010

 SECTION 1350 CERTIFICATION

        In connection with the Quarterly Report of Georgia Gulf Corporation (the "Company") on Form 10-Q/A for the quarter ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory C. Thompson, certify, to the best of my knowledge pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GREGORY C. THOMPSON Gregory C. Thompson Chief Financial Officer November 19, 2010

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  Exhibit 32
SECTION 1350 CERTIFICATION
SECTION 1350 CERTIFICATION